UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

January 31, 2011

Semi-Annual

Repor t

Legg Mason

Western Asset

High Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset High Income Fund

Fund objective

The Fund seeks high current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset High Income Fund for the six-month reporting period ended January 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 25, 2011

Legg Mason Western Asset High Income Fund	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the six months ended January 31, 2011. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in December 2010 and January 2011, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The second estimate for fourth quarter GDP was a 2.8% expansion.

Turning to the job market, the unemployment rate moved lower in December 2010 and January 2011, though it remained elevated throughout the reporting period. The unemployment rate fell from 9.8% in November to 9.4% in December 2010 and 9.0% in January 2011. This favorable trend, however, did not mean that all was well in the labor market. The unemployment rate has now equaled or exceeded 9.0% for twenty-one consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in January 2011 that approximately 13.86 million Americans looking for work have yet to find a job, and almost 44% of these individuals have been out of work for more than six months.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 2.7% in January 2011 and the inventory of unsold homes was a 7.6 month supply at the current sales level, versus an 8.2 month supply in December. Despite this, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $158,800 in January 2011, down 3.7% from January 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown eighteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through most of the remainder of the reporting period. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month.

Financial market overview

Aside from some weakness in August, the fixed-income market was largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds during the first half of the reporting

IV	Legg Mason Western Asset High Income Fund

Investment commentary (cont’d)

period. The market then experienced a sharp sell-off beginning in mid-November. During this period, investors tended to favor the relative safety of U.S. Treasury securities. However, this setback proved to be only temporary as risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in January 2011, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Given fears regarding the strength of the economic recovery, the spread sectors (non-Treasury) started the reporting period in August by producing mixed results. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December 2010 and January 2011, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved higher during the six months ended January 31, 2011. When the period began, two- and ten-year Treasury yields were 0.55% and 2.94%, respectively. Treasury yields initially moved lower, with two-year Treasuries hitting their low for the period of 0.33% on November 4, 2010. Ten-year Treasuries reached their trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. In December, two- and ten-year Treasury yields peaked at 0.75% and 3.53%, respectively. When the period ended on January 31, 2011, two- and ten-year Treasury yields were 0.58% and 3.42%, respectively. For the six months ended January 31, 2011, the Barclays Capital U.S. Aggregate Indexiv returned 0.20%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month except for November 2010, when risk aversion rose sharply. The high-yield market was supported by better-

Legg Mason Western Asset High Income Fund	V

than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexv returned 8.65% for the six months ended January 31, 2011.

After a strong start, the emerging market debt asset class gave back most of its gains during the second half of the reporting period. Initially, emerging market debt performed well given strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. It was a different story over the last three months of the period, as investor concerns regarding interest rate hikes in China and unrest in Tunisia and Egypt dragged the asset class down. All told, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 1.57% over the six months ended January 31, 2011.

Performance review

For the six months ended January 31, 2011, Class A shares of Legg Mason Western Asset High Income Fund, excluding sales charges, returned 9.95%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index, returned 8.65% for the same period. The Lipper High Current Yield Funds Category Average1 returned 8.74% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset High Income Fund:
Class A	9.95%
Class B	9.55%
Class C	9.62%
Class I	9.88%
Barclays Capital U.S. High Yield — 2% Issuer Cap Index	8.65%
Lipper High Current Yield Funds Category Average	8.74%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended January 31, 2011 for Class A, Class B, Class C and Class I shares were 6.59%, 6.33%, 6.43% and 6.98%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class I shares would have been 6.74%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated November 30, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.02%, 1.54%, 1.47% and 0.93%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 500 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Western Asset High Income Fund

Investment commentary (cont’d)

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.90% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

February 25, 2011

RISKS: The Fund invests in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2011 and July 31, 2010 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	9.95%	$1,000.00	$1,099.50	0.99%	$5.24	Class A	5.00%	$1,000.00	$1,020.21	0.99%	$5.04
Class B	9.55	1,000.00	1,095.50	1.54	8.13	Class B	5.00	1,000.00	1,017.44	1.54	7.83
Class C	9.62	1,000.00	1,096.20	1.45	7.66	Class C	5.00	1,000.00	1,017.90	1.45	7.37
Class I	9.88	1,000.00	1,098.80	0.90	4.76	Class I	5.00	1,000.00	1,020.67	0.90	4.58

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark as of the end of the reporting period.

BC U.S. 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA High Income	— Legg Mason Western Asset High Income Fund
Non-$	— Non U.S. Dollar

4	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA High Income	— Legg Mason Western Asset High Income Fund
Non-$	— Non U.S. Dollar

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 87.5%
Consumer Discretionary — 20.6%
Auto Components — 0.3%
Dana Holding Corp., Senior Notes	6.750%	2/15/21	750,000		$765,000
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	465,819	(a)
Total Auto Components					1,230,819
Automobiles — 1.5%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	3,330,000		4,225,813
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	4,125,000		1,485,000	*(b)
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	5,150,000		1,854,000	(c)
Total Automobiles					7,564,813
Diversified Consumer Services — 0.8%
Service Corp. International, Senior Notes	7.500%	4/1/27	760,000		744,800
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,705,550
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	1,519,000		1,591,153
Total Diversified Consumer Services					4,041,503
Hotels, Restaurants & Leisure — 7.3%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	740,000		775,150	(a)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	580,000		552,450
CCM Merger Inc., Notes	8.000%	8/1/13	1,460,000		1,460,000	(a)
CityCenter Holdings LLC / CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	2,110,000		2,210,225	(a)(d)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	1,735,000		1,758,856	(a)
Dunkin Finance Corp., Senior Notes	9.625%	12/1/18	530,000		543,250	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	2,280,000		1,960,800
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	1,050,000		1,089,375
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	4,809,000		3,895,290
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,634,000		2,548,395
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	5,715,000		3,228,975	*(b)(e)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,300,000		1,293,500	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,220,000		1,326,750
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	170,000		184,875	(a)
MGM MIRAGE Inc., Senior Notes	5.875%	2/27/14	950,000		904,875
MGM MIRAGE Inc., Senior Notes	6.625%	7/15/15	1,750,000		1,645,000
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000		210,437
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	445,000		516,200
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	430,000		416,025	(a)

See Notes to Financial Statements.

6	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,480,000	$2,966,700
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,350,000	1,454,625	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	2,130,000	2,545,350
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	350,000	364,000
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	250,000	266,875
Sbarro Inc., Senior Notes	10.375%	2/1/15	1,265,000	562,925
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	1,130,000	1,011,350	(a)(f)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	940,000	94	(c)(e)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	3,305,000	331	(c)(e)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	150,000	15	(c)(e)
Total Hotels, Restaurants & Leisure				35,692,693
Household Durables — 0.6%
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	940,000	867,150	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	1,900,000	1,935,625	(a)
Total Household Durables				2,802,775
Internet & Catalog Retail — 0.5%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,020,000	1,157,700
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,345,000	1,418,975	(a)
Total Internet & Catalog Retail				2,576,675
Media — 5.0%
Affinity Group Inc., Senior Secured Notes	11.500%	12/1/16	770,000	783,475	(a)
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	590,000	643,100
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,600,000	2,749,500
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,100,000	2,247,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	110,000	114,950	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	3,110,000	3,312,150	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	45,000	50,850	(a)
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	55,000	60,500
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	290,000	334,225
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	115,500
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,430,000	1,521,163

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	7

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	235,000		$246,750
EN Germany Holdings BV, Senior Secured Notes	10.750%	11/15/15	970,000	EUR	1,352,977	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	4,070,000		4,385,425	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	500,000		521,250	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	2,640,000		2,745,600	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,950,000		2,091,375	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	690,000		767,625	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	560,000		599,200
Total Media					24,642,615
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,415,000		2,245,950
Specialty Retail — 2.4%
American Greetings Corp., Senior Notes	7.375%	6/1/16	2,895,000		3,018,037
American Greetings Corp., Senior Notes	7.375%	6/1/16	600,000		601,500
American Greetings Corp., Senior Notes	7.375%	6/1/16	310,000		310,775
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	780,000		858,000
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	4,370,000		4,413,700
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	2,470,000		2,667,600	(a)
Total Specialty Retail					11,869,612
Textiles, Apparel & Luxury Goods — 1.7%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	340,000		352,750	(a)
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	1,420,000		1,522,950
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	1,890,000		2,003,400	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	2,705,000		3,070,175
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	1,110,000		1,191,863
Total Textiles, Apparel & Luxury Goods					8,141,138
Total Consumer Discretionary					100,808,593
Consumer Staples — 0.8%
Food Products — 0.6%
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	780,000		835,575	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,400,000		1,512,000	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	610,000		720,563
Total Food Products					3,068,138
Tobacco — 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,010,000		1,065,550
Total Consumer Staples					4,133,688

See Notes to Financial Statements.

8	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 15.4%
Energy Equipment & Services — 2.7%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	1,905,000	$2,143,125
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,200,000	1,269,000
Frac Tech Services LLC/Frac Tech Finance Inc., Senior Notes	7.125%	11/15/18	1,250,000	1,282,813	(a)
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	1,735,000	1,774,037
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	1,805,000	1,597,425	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	990,000	1,059,300
Laredo Petroleum Inc., Senior Notes	9.500%	2/15/19	1,220,000	1,274,900	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,550,000	1,643,000
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	1,180,000	1,222,775	(a)
Total Energy Equipment & Services				13,266,375
Oil, Gas & Consumable Fuels — 12.7%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	4,220,000	4,167,250
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,195,000	1,383,212
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	240,000	245,400
Calfrac Holdings LP, Senior Notes	7.500%	12/1/20	870,000	896,100	(a)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	2,190,000	2,277,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	385,000	398,475
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	850,000	954,125
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,290,000	1,348,050
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,920,000	2,107,200	(a)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	2,736,727	2,613,574	(a)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	470,000	511,125
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	1,410,469
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,450,000	1,556,937
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,300,000	1,405,550	(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	665,000	694,213	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,730,000	2,743,650
Inergy LP/Inergy Finance Corp., Senior Notes	7.000%	10/1/18	610,000	629,063	(a)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	170,000	186,150
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	1,050,000	1,155,000	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	1,230,000	1,291,500	(a)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	9

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	1,045,000	$1,146,888
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	170,000	174,250
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	2,165,000	2,305,725	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	710,000	724,200	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	3,190,000	3,564,825	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	1,240,000	1,218,300	(a)
OPTI Canada Inc., Senior Secured Notes	9.750%	8/15/13	680,000	668,100	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,580,000	1,587,900
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	310,000	348,750
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,400,000	1,582,000
Petrohawk Energy Corp., Senior Notes	7.875%	6/1/15	480,000	511,200
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,250,000	1,210,937	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	630,000	582,750	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,290,000	1,464,150
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,190,000	1,329,825
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000	462,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,525,000	2,966,875
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	50,000	54,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,460,000	1,507,450
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	2,035,000	2,106,225	(d)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	970,000	1,003,950
Teekay Corp., Senior Notes	8.500%	1/15/20	2,680,000	2,901,100
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,540,000	1,843,269
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,486,000	1,680,072	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	1,250,000	1,295,312
Total Oil, Gas & Consumable Fuels				62,215,446
Total Energy				75,481,821
Financials — 7.2%
Commercial Banks — 1.8%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	940,000	786,169
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	550,000	566,500	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000	101,750	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	2,190,234	2,214,874

See Notes to Financial Statements.

10	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	880,000		$928,400	(a)(f)(g)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,750,000		1,789,375
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,020,000		1,051,875
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	810,000		708,750	(f)(g)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	720,000		796,810	(f)(g)
Total Commercial Banks					8,944,503
Consumer Finance — 1.9%
Ally Financial Inc., Debentures	0.000%	6/15/15	4,520,000		3,466,840
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,310,000		1,213,892
Ally Financial Inc., Senior Notes	8.300%	2/12/15	450,000		509,625
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,970,000		2,157,150	(a)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,158,749
SLM Corp., Medium-Term Notes	8.000%	3/25/20	310,000		323,699
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	225,000		243,432
Total Consumer Finance					9,073,387
Diversified Financial Services — 3.1%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	790,000		904,550	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,150,000		1,250,625
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	280,000		293,300
ILFC E-Capital Trust I	5.960%	12/21/65	1,690,000		1,369,306	(a)(f)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,650,000		1,695,375
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,320,000		1,481,700	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	4,080,000		4,564,500
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	470,000		512,888
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,430,000		1,474,687
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	550,000		572,687	(a)
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	1,180,000		1,203,600
Total Diversified Financial Services					15,323,218
Insurance — 0.2%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.903%	3/31/11	420,000		399,643	(f)(g)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	610,000		660,325	(a)
Total Insurance					1,059,968

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	11

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — 0.2%
Realogy Corp., Senior Secured Notes	7.875%	2/15/19	690,000	$692,588	(a)
Total Financials				35,093,664
Health Care — 4.7%
Health Care Equipment & Supplies — 0.3%
Biomet Inc., Senior Notes	10.000%	10/15/17	720,000	808,200
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	515,000	579,375	(d)
Total Health Care Equipment & Supplies				1,387,575
Health Care Providers & Services — 4.1%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,210,000	1,250,838	(a)
Aviv Healthcare Properties LP, Senior Notes	7.750%	2/15/19	330,000	340,725	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,620,000	4,643,100
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,710,000	1,972,912	(a)
HCA Inc., Notes	7.690%	6/15/25	573,000	538,620
HCA Inc., Senior Secured Notes	9.625%	11/15/16	3,000	3,244	(d)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	4,180,000	4,592,775
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,428,000	1,683,255
Universal Hospital Services Inc., Senior Secured
Notes	3.834%	6/1/15	1,050,000	994,875	(f)
Universal Hospital Services Inc., Senior Secured
Notes	8.500%	6/1/15	715,000	748,069	(d)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	1,045,000	1,293,187
Vanguard Health Holdings Co., II LLC, Senior
Notes	8.000%	2/1/18	1,145,000	1,182,213
Vanguard Health Systems Inc., Senior Notes	0.000%	2/1/16	1,460,000	912,500	(a)
Total Health Care Providers & Services				20,156,313
Pharmaceuticals — 0.3%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	1,200,000	1,249,500	(a)
Total Health Care				22,793,388
Industrials — 13.5%
Aerospace & Defense — 1.6%
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	2,075,000	2,225,438
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,050,000	1,177,313
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,500,000	1,665,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,825,000	2,817,937	(a)
Total Aerospace & Defense				7,885,688
Airlines — 2.5%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	790,000	791,975	(a)

See Notes to Financial Statements.

12	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	326,223	$324,592
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	90,237	96,553
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	2,074,905	2,098,247
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	170,000	177,650	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	5,015,000	5,278,287	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	740,000	758,500
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	200,156	209,663
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	268,691	279,439
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	577,149	631,978
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	602,000	660,695	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	855,000	936,225	(a)
Total Airlines				12,243,804
Building Products — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	1,055,600	588,497	(a)(e)(h)
Commercial Services & Supplies — 2.3%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,685,000	1,912,475
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,735,000	2,940,125	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,390,000	1,480,350	(a)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	750,000	808,125	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,610,000	1,698,550
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,390,000	1,428,225	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	675,000	769,500	(a)
Total Commercial Services & Supplies				11,037,350
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,420,000	1,393,375	(a)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,660,000	1,593,600	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,490,000	1,646,450
Marine — 1.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,590,000	2,628,850	(a)
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	750,000	735,000	(a)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	13

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Marine — continued
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	2,350,000	$1,944,625	(a)
Total Marine				5,308,475
Road & Rail — 3.1%
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	1,640,000	1,709,700	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,140,000	2,140,000	(a)(h)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	875,000	1,070,781
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	3,850,000	4,210,937
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	330,000	358,050
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	2,680,000	2,793,900	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,362,000	2,618,868
Total Road & Rail				14,902,236
Trading Companies & Distributors — 0.7%
Ashtead Capital Inc., Notes	9.000%	8/15/16	935,000	998,112	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	365,000	382,794	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,795,000	1,875,775
Total Trading Companies & Distributors				3,256,681
Transportation — 1.1%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,810,000	3,119,100	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,190,000	2,261,175	(a)
Total Transportation				5,380,275
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	550,000	563,750	(a)
Total Industrials				65,800,181
Information Technology — 3.0%
Communications Equipment — 0.1%
CommScope Inc., Senior Notes	8.250%	1/15/19	590,000	615,075	(a)
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,190,000	3,624,638	(a)
IT Services — 1.3%
Ceridian Corp., Senior Notes	12.250%	11/15/15	1,480,350	1,554,367	(d)
First Data Corp., Senior Notes	9.875%	9/24/15	2,160,000	2,165,400
First Data Corp., Senior Notes	10.550%	9/24/15	8,815	8,947	(d)
First Data Corp., Senior Notes	11.250%	3/31/16	1,680,000	1,562,400
Interactive Data Corp., Senior Notes	10.250%	8/1/18	910,000	1,004,413	(a)(h)
Total IT Services				6,295,527

See Notes to Financial Statements.

14	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Semiconductors & Semiconductor Equipment — 0.8%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	710,000		$753,488
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	620,000		660,300	(d)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	200,000		228,000	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	950,000		1,056,875	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,185,000		1,276,837
Total Semiconductors & Semiconductor Equipment					3,975,500
Total Information Technology					14,510,740
Materials — 8.9%
Chemicals — 2.8%
Ashland Inc., Senior Notes	9.125%	6/1/17	220,000		257,125
CF Industries Inc., Senior Notes	6.875%	5/1/18	210,000		231,000
CF Industries Inc., Senior Notes	7.125%	5/1/20	900,000		1,002,375
FMC Finance III SA, Senior Notes	6.875%	7/15/17	530,000		566,437
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,180,000		1,308,325	(a)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	9.000%	11/15/20	1,000,000		1,070,000	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,240,000		1,364,000	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	967,000	EUR	1,472,915	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	1,624,000		1,816,850	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	997,976		1,142,683
Solutia Inc., Senior Notes	8.750%	11/1/17	980,000		1,086,575
Solutia Inc., Senior Notes	7.875%	3/15/20	1,300,000		1,417,000
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	830,000		884,987	(a)
Total Chemicals					13,620,272
Containers & Packaging — 2.7%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	2,380,000		2,588,250	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	842,027	(a)
Ball Corp., Senior Notes	6.625%	3/15/18	310,000		318,525
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	630,000		667,800
Packaging Dynamics Corp., Senior Secured Notes	8.750%	2/1/16	550,000		563,063	(a)
Packaging Dynamics Finance Corp., Senior Subordinated Notes	10.000%	5/1/16	1,530,000		1,637,100	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	1,925,000		0	*(b)(e)(h)(i)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	2,580,000		2,721,900	(a)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	15

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	1,010,000	$1,023,887	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	385,000	408,100
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,170,000	2,294,775	(a)(e)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	250,000	264,375	(a)(e)
Total Containers & Packaging				13,329,802
Metals & Mining — 1.3%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	880,000	943,800	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	770,000	782,513	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	840,000	871,500	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	2,050,000	2,237,062	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,870,000	1,521,100
Total Metals & Mining				6,355,975
Paper & Forest Products — 2.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,448,000	3,017,000
Boise Cascade LLC, Senior Subordinated Notes	7.125%	10/15/14	830,000	821,700
Neenah Paper Inc., Senior Notes	7.375%	11/15/14	570,000	577,125
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	2,595,000	2,614,462
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	830,000	786,425
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	995,000	1,101,963
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	1,370,000	1,426,513	(a)
Total Paper & Forest Products				10,345,188
Total Materials				43,651,237
Telecommunication Services — 6.9%
Diversified Telecommunication Services — 3.7%
Cincinnati Bell Inc., Senior Notes	8.375%	10/15/20	920,000	899,300
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	345,000	279,450
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,570,000	1,624,950	(a)
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	1,170,000	117	(c)(e)(h)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	2,250,000	2,401,875	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	2,405,000	2,603,413
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	880,000	895,400
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	1,010,000	1,015,050
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	300,000	303,750	(d)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,700,000	1,831,750
West Corp., Senior Notes	8.625%	10/1/18	1,380,000	1,486,950	(a)
West Corp., Senior Notes	7.875%	1/15/19	2,000,000	2,080,000	(a)

See Notes to Financial Statements.

16	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	190,000	$217,550	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	850,000	881,875	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	797,297	928,851	(a)(d)
Windstream Corp., Senior Notes	7.750%	10/15/20	850,000	881,875
Total Diversified Telecommunication Services				18,332,156
Wireless Telecommunication Services — 3.2%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	1,765,000	1,888,550	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,150,000	1,207,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	7,170,000	7,501,612
Sprint Nextel Corp., Senior Notes	9.250%	4/15/22	2,250,000	2,401,875
True Move Co., Ltd., Notes	10.750%	12/16/13	2,330,000	2,516,400	(a)
Total Wireless Telecommunication Services				15,515,937
Total Telecommunication Services				33,848,093
Utilities — 6.5%
Electric Utilities — 0.7%
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,630,000	1,630,000	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,570,000	1,695,600
Total Electric Utilities				3,325,600
Gas Utilities — 0.5%
Ferrellgas LP/Ferrellgas Finance Corp., Senior Notes	6.500%	5/1/21	830,000	809,250	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	40,000	46,903
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	1,354,137
Total Gas Utilities				2,210,290
Independent Power Producers & Energy Traders — 5.3%
AES Corp., Senior Notes	9.750%	4/15/16	665,000	769,738
AES Corp., Senior Notes	8.000%	6/1/20	528,000	578,160
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	390,000	410,475	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	2,960,000	3,011,800	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,270,000	1,290,637	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,680,000	1,596,000
Edison Mission Energy, Senior Notes	7.750%	6/15/16	1,630,000	1,467,000
Edison Mission Energy, Senior Notes	7.625%	5/15/27	285,000	210,900
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	1,743,000	1,307,250
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,609,106	1,078,101	(d)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	970,000	999,387

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	17

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,530,000	$3,761,586
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,270,000	2,443,087	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,700,000	3,829,500
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,890,131	2,135,848
NRG Energy Inc., Senior Notes	7.375%	1/15/17	1,195,000	1,245,788
Total Independent Power Producers & Energy Traders				26,135,257
Total Utilities				31,671,147
Total Corporate Bonds & Notes (Cost — $421,713,608)				427,792,552
Collateralized Senior Loans — 2.2%
Consumer Discretionary — 0.2%
Auto Components — 0.1%
Allison Transmission Inc., Term Loan B	3.020-3.040%	8/7/14	376,889	376,687	(j)
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC	0.000%	1/14/14	410,000	417,687	(j)
Specialty Retail — 0.0%
Michaels Stores Inc., Term Loan B2	4.813%	7/31/16	369,639	374,490	(j)
Total Consumer Discretionary				1,168,864
Energy — 0.3%
Energy Equipment & Services — 0.3%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	2,999,348	1,492,176	(e)(j)
Financials — 0.5%
Real Estate Management & Development — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000	2,232,500	(j)
Industrials — 0.3%
Aerospace & Defense — 0.3%
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.303%	3/26/14	116,812	104,505	(j)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.260-2.303%	3/26/14	1,542,381	1,379,880	(j)
Total Industrials				1,484,385
Telecommunication Services — 0.6%
Wireless Telecommunication Services — 0.6%
Vodafone Group PLC, Term Loan	6.875%	8/11/15	2,980,000	3,024,700	(d)(h)(j)
Utilities — 0.3%
Independent Power Producers & Energy Traders — 0.3%
Energy Future Holdings, Term Loan B3	3.761-3.803%	10/10/14	1,870,665	1,548,477	(j)
Total Collateralized Senior Loans (Cost — $11,928,132)				10,951,102

See Notes to Financial Statements.

18	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 1.6%
Financials — 0.8%
Real Estate Management & Development — 0.8%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,687,000	$3,843,697	(a)(h)
Industrials — 0.7%
Marine — 0.7%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	3,635,000	3,421,444
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	440,000	352,000
Construction Materials — 0.0%
Cemex SAB de CV, Subordinated Notes	4.875%	3/15/15	105,000	110,250	(a)
Total Materials				462,250
Total Convertible Bonds & Notes (Cost — $5,880,738)				7,727,391

			Shares
Common Stocks — 2.1%
Consumer Discretionary — 1.0%
Media — 1.0%
Charter Communications Inc.			81,808	3,435,936	*(h)
Charter Communications Inc., Class A Shares			34,474	1,447,908	*
Citadel Broadcasting Corp., Class A Shares			720	21,244	*
Total Consumer Discretionary				4,905,088
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			12,083	347,990	*
Industrials — 0.1%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership			325	146,266	(e)(h)
Nortek Inc.			3,092	118,269	*
Total Industrials				264,535
Materials — 0.9%
Chemicals — 0.9%
Georgia Gulf Corp.			35,537	946,350	*
LyondellBasell Industries NV, Class A Shares			103,860	3,732,729	*
Total Materials				4,679,079
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			1,571	1	*(e)
Total Common Stocks (Cost — $6,142,646)				10,196,693

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	19

Legg Mason Western Asset High Income Fund

Security	Rate		Shares	Value
Convertible Preferred Stocks — 0.7%
Financials — 0.7%
Diversified Financial Services — 0.7%
Bank of America Corp. (Cost — $3,569,019)	7.250%		3,560	$3,526,180
Preferred Stocks — 1.5%
Financials — 1.5%
Commercial Banks — 0.2%
Banesto Holdings Ltd.	10.500%		45,025	1,132,662	(a)
Diversified Financial Services — 1.3%
Citigroup Capital XII	8.500%		157,300	4,136,990	(f)
Citigroup Capital XIII	7.875%		79,050	2,113,007	(f)
Total Diversified Financial Services				6,249,997
Total Preferred Stocks (Cost — $7,142,742)				7,382,659
		Expiration Date	Warrants
Warrants — 0.1%
Buffets Restaurant Holdings		4/28/14	1,989	20	*(e)(h)
Charter Communications Inc.		11/30/14	3,790	28,330	*
Jack Cooper Holdings Corp.		12/15/17	2,140	64,200	*(h)
Nortek Inc.		12/7/14	3,691	25,837	*(e)(h)
SemGroup Corp.		11/30/14	12,719	86,489	*(e)
Turbo Beta Ltd.		11/1/14	1	0	*(e)(h)(i)
Total Warrants (Cost — $54,640)				204,876
Total Investments before Short-Term Investments (Cost — $456,431,525)				467,781,453

		Maturity Date	Face Amount†
Short-Term Investments — 2.6%
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes	0.200-0.200%	5/9/11	58,000	57,978	(k)(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.160%	5/16/11	1,000	1,000	(l)
Total U.S. Government Agencies (Cost — $58,963)				58,978

See Notes to Financial Statements.

20	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Repurchase Agreements — 2.6%
Morgan Stanley tri-party repurchase agreement dated 1/31/11; Proceeds at maturity — 12,541,070; (Fully collateralized by U.S. government agency obligations, 5.500% due 3/15/11; Market value — $12,791,912) (Cost — $12,541,000)	0.200%	2/1/11	12,541,000	$12,541,000
Total Short-term Investments (Cost — $12,599,963)				12,599,978
Total Investments — 98.3% (Cost — $469,031,488#)				480,381,431
Other Assets in Excess of Liabilities — 1.7%				8,440,182
Total Net Assets — 100.0%				$488,821,613

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The maturity principal is currently in default as of January 31, 2011.

(c)	Securities are in default as of January 31, 2011.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Illiquid security.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(i)	Value is less than $1.

(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
EUR	— Euro

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

January 31, 2011

Assets:
Investments, at value (Cost — $469,031,488)	$480,381,431
Foreign currency, at value (Cost — $2,007,885)	2,051,325
Interest receivable	9,895,911
Receivable for securities sold	2,846,497
Receivable for Fund shares sold	2,071,667
Unrealized appreciation on forward foreign currency contracts	1,870
Prepaid expenses	42,188
Other receivables	467
Total Assets	497,291,356

Liabilities:
Payable for securities purchased	4,166,194
Payable for Fund shares repurchased	3,286,595
Distributions payable	252,446
Payable due to manager	249,342
Distribution fees payable	181,018
Trustees’ fees payable	21,647
Unrealized depreciation on forward foreign currency contracts	20,149
Payable to broker — variation margin on open futures contracts	14,234
Due to custodian	377
Accrued expenses	277,741
Total Liabilities	8,469,743
Total Net Assets	$488,821,613

Net Assets:
Par value (Note 7)	$788
Paid-in capital in excess of par value	756,121,221
Undistributed net investment income	680,313
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(279,273,271)
Net unrealized appreciation on investments, futures contracts and foreign currencies	11,292,562
Total Net Assets	$488,821,613

Shares Outstanding:
Class A	42,557,834
Class B	5,742,436
Class C	28,084,948
Class I	2,461,444

Net Asset Value:
Class A (and redemption price)	$6.18
Class B*	$6.28
Class C*	$6.21
Class I (and redemption price)	$6.20
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.45

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the six months ended January 31, 2011

Investment Income:
Interest	$21,538,539
Dividends	419,355
Total Investment Income	21,957,894

Expenses:
Investment management fee (Note 2)	1,469,429
Distribution fees (Notes 2 and 5)	1,073,123
Transfer agent fees (Note 5)	248,840
Registration fees	33,817
Shareholder reports	30,198
Audit and tax	29,049
Legal fees	20,078
Custody fees	4,025
Trustees’ fees	3,148
Insurance	804
Total Expenses	2,912,511
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(6,096)
Net Expenses	2,906,415
Net Investment Income	19,051,479

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	10,469,278
Futures contracts	(676,889)
Foreign currency transactions	(92,998)
Net Realized Gain	9,699,391
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	15,906,952
Futures contracts	270,625
Foreign currencies	73,117
Change in Net Unrealized Appreciation (Depreciation)	16,250,694
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	25,950,085
Increase in Net Assets From Operations	$45,001,564

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	23

Statements of changes in net assets (unaudited)

For the Six Months Ended January 31, 2011 (unaudited) and the Year Ended July 31, 2010	2011	2010

Operations:
Net investment income	$19,051,479	$40,850,523
Net realized gain (loss)	9,699,391	(36,116,895)
Change in net unrealized appreciation (depreciation)	16,250,694	95,612,132
Proceeds from settlement of a regulatory matter	—	1,188,504	†
Increase in Net Assets From Operations	45,001,564	101,534,264

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(19,766,263)	(41,862,267)
Decrease in Net Assets From Distributions to Shareholders	(19,766,263)	(41,862,267)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	72,759,107	126,901,075
Reinvestment of distributions	17,887,405	37,905,870
Cost of shares repurchased	(112,645,810)	(146,763,312)
Increase (Decrease) in Net Assets From Fund Share Transactions	(21,999,298)	18,043,633
Increase in Net Assets	3,236,003	77,715,630

Net Assets:
Beginning of period	485,585,610	407,869,980
End of period*	$488,821,613	$485,585,610
* Includes undistributed net investment income of:	$680,313	$1,395,097

†	The Fund received $468,885, $556,573, $162,810 and $236 for classes A, B, C and I, respectively, related to this distribution.

See Notes to Financial Statements.

24	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$5.86	$5.12	$5.87	$6.56	$6.64	$6.94

Income (loss) from operations:
Net investment income	0.24	0.52	0.58	0.56	0.52	0.53
Net realized and unrealized gain (loss)	0.33	0.75	(0.77)	(0.68)	(0.07)	(0.30)
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—	—
Total income (loss) from operations	0.57	1.28	(0.19)	(0.12)	0.45	0.23

Less distributions from:
Net investment income	(0.25)	(0.54)	(0.56)	(0.57)	(0.53)	(0.53)
Total distributions	(0.25)	(0.54)	(0.56)	(0.57)	(0.53)	(0.53)

Net asset value, end of period	$6.18	$5.86	$5.12	$5.87	$6.56	$6.64
Total return[3]	9.95%	25.84%[4]	(1.10)%	(2.10)%	6.75%	3.38%

Net assets, end of period (millions)	$263	$273	$209	$230	$310	$347

Ratios to average net assets:
Gross expenses	0.99%[5]	0.99%	1.07%	0.93%	0.94%[6]	0.94%
Net expenses[7]	0.99 [5]	0.99	1.07	0.93	0.94 [6,8]	0.92 [8]
Net investment income	7.97 [5]	9.31	12.69	8.78	7.54	7.77

Portfolio turnover rate	50%	99%	51%	51%	63%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.63%. Class A received $468,885 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2011[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$5.96	$5.14	$5.89	$6.59	$6.67	$6.97

Income (loss) from operations:
Net investment income	0.23	0.50	0.56	0.52	0.49	0.49
Net realized and unrealized gain (loss)	0.33	0.75	(0.77)	(0.69)	(0.06)	(0.30)
Proceeds from settlement of a regulatory matter	—	0.08	—	—	—	—
Total income (loss) from operations	0.56	1.33	(0.21)	(0.17)	0.43	0.19

Less distributions from:
Net investment income	(0.24)	(0.51)	(0.54)	(0.53)	(0.51)	(0.49)
Total distributions	(0.24)	(0.51)	(0.54)	(0.53)	(0.51)	(0.49)

Net asset value, end of period	$6.28	$5.96	$5.14	$5.89	$6.59	$6.67
Total return[3]	9.55%	26.83%[4]	(1.63)%	(2.77)%	6.25%	2.87%

Net assets, end of period (millions)	$36	$39	$45	$76	$118	$180

Ratios to average net assets:
Gross expenses	1.54%[5]	1.51%	1.55%	1.50%	1.42%[6]	1.46%
Net expenses[7]	1.54 [5]	1.51	1.55	1.50	1.42 [6,8]	1.44 [8]
Net investment income	7.43 [5]	8.89	12.11	8.20	7.06	7.22

Portfolio turnover rate	50%	99%	51%	51%	63%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.14%. Class B received $556,573 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$5.89	$5.15	$5.90	$6.59	$6.67	$6.98

Income (loss) from operations:
Net investment income	0.23	0.50	0.56	0.53	0.49	0.50
Net realized and unrealized gain (loss)	0.33	0.74	(0.76)	(0.68)	(0.06)	(0.31)
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—	—
Total income (loss) from operations	0.56	1.25	(0.20)	(0.15)	0.43	0.19

Less distributions from:
Net investment income	(0.24)	(0.51)	(0.55)	(0.54)	(0.51)	(0.50)
Total distributions	(0.24)	(0.51)	(0.55)	(0.54)	(0.51)	(0.50)

Net asset value, end of period	$6.21	$5.89	$5.15	$5.90	$6.59	$6.67
Total return[3]	9.62%	25.19%[4]	(1.48)%	(2.48)%	6.31%	2.78%

Net assets, end of period (millions)	$175	$162	$147	$189	$255	$142

Ratios to average net assets:
Gross expenses	1.45%[5]	1.44%	1.51%	1.40%	1.39%[6]	1.39%
Net expenses[7]	1.45 [5]	1.44	1.49 [8,9]	1.38 [8,9]	1.36 [6,8,9]	1.37 [8]
Net investment income	7.53 [5]	8.89	12.23	8.33	7.10	7.30

Portfolio turnover rate	50%	99%	51%	51%	63%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 24.98%. Class C received $162,810 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.34%, respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets for Class C shares did not exceed 1.38%.

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	27

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$5.88	$5.14	$5.89	$6.59	$6.68	$6.98

Income (loss) from operations:
Net investment income	0.25	0.53	0.60	0.58	0.54	0.53
Net realized and unrealized gain (loss)	0.32	0.76	(0.77)	(0.69)	(0.07)	(0.28)
Total income (loss) from operations	0.57	1.29	(0.17)	(0.11)	0.47	0.25

Less distributions from:
Net investment income	(0.25)	(0.55)	(0.58)	(0.59)	(0.56)	(0.55)
Total distributions	(0.25)	(0.55)	(0.58)	(0.59)	(0.56)	(0.55)

Net asset value, end of period	$6.20	$5.88	$5.14	$5.89	$6.59	$6.68
Total return[3]	9.88%	26.00%	(0.71)%	(1.93)%	6.90%	3.67%

Net assets, end of period (millions)	$15	$12	$7	$8	$7	$7

Ratios to average net assets:
Gross expenses	0.99%[4]	0.93%	0.74%	0.65%	0.65%[5]	0.62%
Net expenses[6]	0.90 [4,7,8]	0.79 [7,8]	0.74	0.65	0.65 [5,8]	0.62 [8]
Net investment income	8.09 [4]	9.48	13.00	9.12	7.72	7.66

Portfolio turnover rate	50%	99%	51%	51%	63%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.62%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	29

information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$424,059,525	$3,733,027	$427,792,552
Collateralized senior loans	—	7,926,402	3,024,700	10,951,102
Convertible bonds & notes	—	7,727,391	—	7,727,391
Common stocks	$6,614,491	3,435,936	146,266	10,196,693
Convertible preferred stocks	3,526,180	—	—	3,526,180
Preferred stocks	6,249,997	1,132,662	—	7,382,659
Warrants	28,330	86,489	90,057	204,876
Total long-term investments	$16,418,998	$444,368,405	$6,994,050	$467,781,453
Short-term investments†	—	12,599,978	—	12,599,978
Total investments	$16,418,998	$456,968,383	$6,994,050	$480,381,431
Other financial instruments:
Futures contracts	209,189	—	—	209,189
Forward foreign currency contracts	—	1,870	—	1,870
Total other financial instruments	$209,189	$1,870	—	$211,059
Total	$16,628,187	$456,970,253	$6,994,050	$480,592,490

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$296,680	—	—	$296,680
Forward foreign currency contracts	—	$20,149	—	20,149
Total	$296,680	$20,149	—	$316,829

†	See Schedule of Investments for additional detailed categorizations.

30	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Collateralized Senior Loans	Common Stocks		Warrants	Total
Balance as of July 31, 2010	$0	*	—	—		$20	$20
Accrued premiums/discounts	430		$1,749	—		—	2,179
Realized gain (loss)[1]	—		—	—		(26)	(26)
Change in unrealized appreciation (depreciation)[2]	19,201		62,768	$146,266		64,226	292,461
Net purchases (sales)	2,120,370		2,960,183	0	*	—	5,080,553
Transfers into Level 3	1,593,026		—	—		25,837	1,618,863
Transfers out of Level 3	—		—	—		—	—
Balance as of January 31, 2011	$3,733,027		$3,024,700	$146,266		$90,057	$6,994,050
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2011[2]	$19,200		$62,768	$146,266		$64,200	$292,434

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	31

amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the

32	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	33

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $18,279. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

34	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% of the net assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the six months ended January 31, 2011, fees waived and/or expenses reimbursed amounted to $6,096.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares,

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	35

which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2011, LMIS and its affiliates received sales charges of approximately $13,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$11,000	$3,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2011, the Fund had accrued $10,782 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$233,076,788	$1,823,232
Sales	256,290,896	1,846,606

At January 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$35,260,087
Gross unrealized depreciation	(23,910,144)
Net unrealized appreciation	$11,349,943

At January 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	41	3/11	$5,346,086	$5,049,406	$(296,680)
Contracts to Sell:
U.S. Treasury 5-Year Notes	163	3/11	19,510,681	19,301,492	209,189
Net unrealized loss on open futures contracts					$(87,491)

36	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At January 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Euro	Citibank N.A.	1,428,767	$1,955,890	2/14/11	$1,870
Euro	Citibank N.A.	961,130	1,315,726	2/14/11	(7,724)
Euro	Royal Bank of Scotland PLC	961,130	1,315,726	2/14/11	(12,425)
Net unrealized loss on open forward foreign currency contracts					$(18,279)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$209,189	—	$209,189
Forward foreign currency contracts	—	$1,870	1,870
Total	$209,189	$1,870	$211,059

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$296,680	—	$296,680
Forward foreign currency contracts	—	$20,149	20,149
Total	$296,680	$20,149	$316,829

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund's Statement of Operations for the six months ended January 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund's derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(676,889)	—	$(676,889)
Forward foreign currency contracts	—	$(26,043)	(26,043)
Total	$(676,889)	$(26,043)	$(702,932)

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	37

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$270,625	—	$270,625
Forward foreign currency contracts	—	$25,060	25,060
Total	$270,625	$25,060	$295,685

During the six months ended January 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$5,514,888
Futures contracts (to sell)	19,550,603
Forward foreign currency contracts (to sell)	2,647,260

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$335,208	$117,928
Class B	144,172	27,152
Class C	593,743	80,819
Class I	—	22,941
Total	$1,073,123	$248,840

For the six months ended January 31, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$6,096
Total	$6,096

38	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Net Investment Income:
Class A	$11,130,229	$22,695,766
Class B	1,490,705	3,895,441
Class C	6,586,899	14,497,087
Class I	558,430	773,973
Total	$19,766,263	$41,862,267

7. Shares of beneficial interest

At January 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2011		Year Ended July 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,604,292	$51,683,790	17,082,516	$97,513,575
Shares issued on reinvestment	1,699,942	10,198,642	3,654,624	20,686,566
Shares repurchased	(14,214,220)	(84,934,986)	(15,095,636)	(86,045,888)
Net increase (decrease)	(3,909,986)	$(23,052,554)	5,641,504	$32,154,253

Class B
Shares sold	363,601	$2,220,794	385,087	$2,212,039
Shares issued on reinvestment	223,229	1,361,741	606,540	3,445,348
Shares repurchased	(1,409,927)	(8,632,401)	(3,144,386)	(17,838,116)
Net decrease	(823,097)	$(5,049,866)	(2,152,759)	$(12,180,729)

Class C
Shares sold	2,399,277	$14,501,366	3,841,794	$21,882,677
Shares issued on reinvestment	1,010,260	6,090,742	2,330,641	13,233,482
Shares repurchased	(2,858,426)	(17,272,681)	(7,194,626)	(40,692,148)
Net increase (decrease)	551,111	$3,319,427	(1,022,191)	$(5,575,989)

Class I
Shares sold	721,152	$4,353,157	920,066	$5,292,784
Shares issued on reinvestment	39,178	236,280	96,033	540,474
Shares repurchased	(297,802)	(1,805,742)	(384,406)	(2,187,160)
Net increase	462,528	$2,783,695	631,693	$3,646,098

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	39

8. Capital loss carryforward

As of July 31, 2010, the Fund had a net capital loss carryforward of approximately $256,892,745, of which $139,767,629 expires in 2011, $16,108,849 expires in 2012, $29,939 expires in 2014, $6,902,446 expires in 2016, $29,983,749 expires in 2017 and $64,100,133 expires in 2018. These amounts will be available to offset any future taxable capital gains subject to various limitations due to a reorganization which took place in a previous year.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not

40	Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of Citi Funds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to

Legg Mason Western Asset High Income Fund 2011 Semi-Annual Report	41

the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending July 31, 2012.

42	Legg Mason Western Asset High Income Fund

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset High Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Legg Mason Western Asset High Income Fund	43

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadvisers’ risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadvisers’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

44	Legg Mason Western Asset High Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high current yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2010 was above the median and that its performance for the 10-year period ended June 30, 2010 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these difference types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as high current yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was slightly below the median and Actual Management Fee was slightly above the median. The Board noted that the Fund’s actual total

Legg Mason Western Asset High Income Fund	45

expense ratio was slightly below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not currently have breakpoints in place, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds in the expense group at all asset levels.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset High Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2172 3/11 SR11-1332

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 23, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: March 23, 2011